                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 2003

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                        000-30045                    38-3518829
(State or other jurisdiction      (Commission File Number)            (IRS Employer
      of incorporation)                                            Identification No.)


   2711 E. JEFFERSON AVE.
   DETROIT, MICHIGAN 48207                                            (313)-567-4348
    (Address of principal                                    (Registrant's telephone number,
     executive offices)                                           including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         On June 10, 2003 Catuity, Inc. issued a press release attached hereto as Exhibit 99, announcing a change in the Board of Directors.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CATUITY INC.
                                             (Registrant)


                              By /s/ John H. Lowry
                                 -------------------------------------------
                                     John H. Lowry
                                     Senior Vice President,
                                     Chief Financial Officer & Secretary

Date:  June 10, 2003

                               8-K EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION


EX-99                   PRESS RELEASE DATED JUNE 10, 2003